MFS(R) GLOBAL ASSET ALLOCATION FUND

                      Supplement to the Current Prospectus

  Pending the reorganization of the MFS Global Asset Allocation Fund into the MFS Global Total Return Fund, shares of the MFS Global Asset Allocation Fund are no longer available for sale and exchanges into the MFS Global Asset Allocation Fund are no longer permitted.

                 The Date of this Supplement is August 18, 2003.